UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                January 31, 2006
                        (Date of earliest event reported)

                              ALABAMA POWER COMPANY
               (Exact name of Company as specified in its charter)

         Alabama                        1-3164                    63-0004250
(State or other jurisdiction    (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

        600 North 18th Street
          Birmingham, Alabama                                           35291
(Address of principal executive offices)                              (Zip Code)

                                 (205) 257-1000
                (Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

Incorporation of Certain Documents by Reference

                Alabama Power Company (the "Company") plans to issue $100,000,000 principal amount of its Series GG Senior Notes due February 1, 2046 (the "Series GG Senior Notes"), which will be insured by Ambac Assurance Corporation.
                The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and December 31, 2003 and for each of the years in the three year period ended December 31, 2004 included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2005; Commission File Number 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the Commission on August 9, 2005); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2005 and for the periods ended September 30, 2005 and September 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2005 (which was filed with the Commission on November 9,
2005) and the Current Reports on Form 8-K of Ambac Financial Group, Inc. (which were filed with the Commission on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005, August 2, 2005, October 19, 2005, December 5, 2005, December 9, 2005, January 25, 2006 and January 27, 2006) as they related to Ambac Assurance Corporation, are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-126348, 333-126348-01, 333-126348-02 and 333-126348-03); (iii) the
preliminary prospectus supplement dated January 31, 2006 relating to the Series GG Senior Notes to be filed on the date hereof pursuant to Rule 424(b) under the Securities Act; and (iv) the final prospectus supplement relating to the Series GG Senior Notes to be filed pursuant to Rule 424(b) under the Securities Act.
                The consent of KPMG LLP is filed herewith as Exhibit 23.1.

Item 9.01.      Financial Statements and Exhibits.

                (d) Exhibits.

                 23.1         Consent of KPMG LLP.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     January 31, 2006                 ALABAMA POWER COMPANY



                                           By    /s/Wayne Boston
                                             ------------------------------
                                                   Wayne Boston
                                                Assistant Secretary